

Entergy 2002 Analyst Meeting

J. Wayne Leonard

Chief Executive Officer

June 14, 2002

Overall Market Performance



Market Performance
Indexed to 100
120
110
100
90
80
70
60
50
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
May-02
S&P 500
$1.9 trillion
NASDAQ
$1.0 trillion

Source: Bloomberg through 5/31/02

Sector Performance

2001 Total Shareholder Return by S&P Industry Group

% Return



20
10
0
-10
-20
-30
-40
-50
-60
-70
SPELEC
–8%
Telecom
Drugs
Computer
Insurance
Semi-
conductor
Movies
& TV
Banks
Telephone
Oil
Finance
Health
Care
Software
Retail

Source: Bloomberg

Technology Implosion

Telecom Sector Events in 2001-2002

Earnings Shortfalls at "Baby Bells"

Debt trading 450 bp higher

345,000 Job cuts

Bankruptcy rumors

Over $60 billion debt default

WorldCom CEO exits abruptly

Credit downgrades at: Sprint, WorldCom, AT&T, Qwest, and Citizens

SBC CEO: "I see no uptick at all, none."

Source: Bloomberg, BusinessWeek, Reuters

Energy Industry
"Barbarians at the Gate"



Old World ▶ **New World**


NYMEX ELECTRIC
PALO VERDE (D)

New World Company	*% Market Cap Lost*	*Credit Rating*
Enron	Chapter 11	Ca/D
Dynegy	83	Ba1/BBB
AES	89	Ba1/BB
Calpine	79	B1/BB
Mirant	76	Ba1/BBB-
PGE	Chapter 11	

Source: Bloomberg; calculated by taking the individual company high stock price and comparing it to 5/31/02

Entergy

Integrated POV

Historical Performance

Market Cap Growth

4 Year Average	Last 12 Months
11% per year	4%

Shareholder Return

4 Year Average	Last 12 Months
18% per year	5%

Other Indicators

Average Annual Earning Growth

- 16% ('98 - '02 guidance)

All - Time High Stock Price

- $47.60 on 5/2/02

Credit Rating Improvement - June '01

- ELI upgraded
- BBB parent rating
- Negative "Credit Watch" removed

Source: Bloomberg through 5/31/02

Who's Next?


CMS
EP
AES
REI
ETR
AEE
DYN
NI
FPL
PPL
DUK
FE
EXC
D
CEG
SO
AEP
ED
MIR
EIX
WMB
CPN
TXU
CIN

Last Spins

????
WMB
EP
CMS
REI
FE
DYN
AES
CPN
ENE
EIX
PCG

Example: Enron
"In a League of Their Own"



Enron's Stock Price
$/share
90
80
70
60
50
40
30
20
10
0
D-00
J-01
F-01
M-01
A-01
M-01
J-01
J-01
A-01
S-01
O-01
N-01
D-01
1
2
3
4
5
6
7
8
9
10
1 Payment stopped on Dabhol
2 CA utilities file for bankruptcy
3 Enron subpoenaed for CA refunds
4 $287m Azurix sale charge
5 CEO Skilling resigns
6 $1 b earnings charge announced
7 SEC probe announced & CFO ousted
8 Credit downgrades
9 Restate earnings & DYN deal announced
10 DYN deal falls apart; ratings downgrade; files bankruptcy

Source: Bloomberg

What Went Wrong?

- **Bad Investments**
- **Over leveraged**
- **Poor financial / risk management**
- **Deceptive accounting**
  - **Mark to model earnings**

$24 Billion Write-off

- **Run on the bank**

Capital Calls

Example: Trading and IPP Companies


Stock Price
$/share
80
60
40
20
0
AES
ILA
Dynegy
Calpine
Mirant
May-98
Nov-98
May-99
Nov-99
May-00
Nov-00
May-01
Nov-01
May-02
AES 2/15/02 S&P cuts to BB
AES 2/20/02 Moody's cuts to Ba1
Calpine 2/20/02 S&P cuts to BB
Calpine 4/2/02 Moody's cuts to B1
Dynegy 4/24/02 S&P cuts to BBB
Mirant 12/19/01 Moody's cuts to Ba1

Source: Bloomberg

What Got "New World" Players Into Trouble

Ignoring the Basics



What Got "New World" Players Into Trouble



Ignoring the Basics

- Outside core competencies

What Got "New World" Players Into Trouble



Ignoring the Basics

- Outside core competencies
- Poor risk management
- Growing too fast

What Got "New World" Players Into Trouble



Ignoring the Basics

- Outside core competencies
- Poor risk management
- Growing too fast

Single POV and Strategy

- "Bet it all and let it ride"

What Got "New World" Players Into Trouble



Ignoring the Basics

- Outside core competencies
- Poor risk management
- Growing too fast

Single POV and Strategy

Home-run mentality

Over-leveraged with debt

What Got "New `World" Players Into Trouble



Ignoring the Basics
- Outside core competencies
- Poor risk management
- Growing too fast

Single POV and Strategy

Home-run mentality

Over-leveraged

Limited liquidity

What Got "New World" Players Into Trouble



Warehousing too much risk

Ignoring the Basics
- Outside core competencies
- Poor risk management
- Growing too fast

Single POV and Strategy

Home-run mentality

Over-leveraged

Limited liquidity

Flawed Business Model

Competitive Markets Require

1. Demand response (real time prices)
2. Central dispatch integrated with locational marginal pricing
3. Transmission business model (expansion, congestion, independence)
4. Deregulation of production (divestiture, no government / regulated generation)
5. Customer choice

Does it Matter?

Deregulation of production

- All markets open
- Level playing field (e.g. overhead, cost of capital)
- Monopolists
  - Sell plants
  - Shut down inefficient generation

Fundamentally Flawed

What did happen? (Enron / California)

Regulation → closed markets / price caps

Monopolists

- Build rate base → more capacity
- Inefficient units operate → sell < marginal costs; buy from firm

} Dump Power

Economic slowdown

Merchants

- Over supplied market
- Cost of capital ↑
- Capital calls

Fatally Flawed

Why Me?

	Investor Confidence ↓	Credit ↓	Performance ↓	Accounting/ Disclosure ?	Dilution
	Shareholder Suit	Credit Downgrade	Earnings Warning / Miss	Trading Issues	Equity Sales
AEP		✓	✓		
AES		✓	✓		✓
Aquila	✓	✓	✓	✓	✓
Dynegy	✓	✓	✓		✓
Duke	✓		✓	✓	✓
Calpine	✓	✓	✓		✓
ETR					
El Paso			✓		✓
Enron	✓	✓	✓	✓	✓*
Mirant	✓	✓	✓		✓
Reliant	✓		✓	✓	
Williams	✓	✓	✓		✓

** Sales by senior executives*

Not Warehousing A Lot of Risk

Entergy-Koch Trading

- No parent guarantee from ETR or Koch Industries/no recourse
- Superior analytics
- POV-driven positions
- Weather

Entergy

Entergy Nuclear

- Unit contingent PPA
- Decomissioning fully funded

Damhead Creek

- Non recourse debt
- UK trading operations (at EK)
- Gas contract flexibility

Turbines

- Non recourse debt
- Cancellation provisions

Not Taking on More Risk Than We Can Manage


Commodity Price Risk
VAR* $ millions
7
11
14
16
18
18
18
25
93
???
45
ETR
ILA
AEP
DUK
MIR
CEG
DYN
EPG
WMB
ENE
Seabrook**

Source: Individual company 4Q earnings' calls

** Data represents average VAR on mark to market contracts for 2001, except for DUK which is average DEAR for 2001.*

*** Represents asset VAR.*

Not Spec Traders

EK Trading: Proven Success in Up, Down and Flat Markets

*Last 1,000 Days**


Days
350
300
250
200
150
100
50
0
0
Distribution of Daily Gross Trading Profits (Millions)

** 1999 - 2001*

Financial Risk…Not Leveraged Up…


Leverage
%
52%*
49%
62%
ETR
SPELEC


Quick Ratio
0.54
0.39
ETR
SPELEC

** Includes off-balance sheet debt*
Source: Bloomberg, Compustat, Internal Analysis

...And Not Short of Cash



Cash Sources and Uses
$ billions
2002 - 2004
0.8
5.5
1.4
(3.3)
(0.9)
(0.6)*
2.9
Balance
OCF
New Debt
Maintenance Capital
Dividends
Investment Commitment
Available for Additional Growth*

*Includes turbine contract cancellation costs

(Not) Outside Our Core Competencies

Strategy	Core Competency
Utility *Provide excellence through, safety, service & reliability*	Excellence in safe work practices Excellence in operations Constructive regulatory relationship skills Leader in transmission policy development
Nuclear *Emerge as a national nuclear company*	Safety first mentality Outstanding operators of BWR & PWR Excellent cost management skills Deep bench of expertise
ECS *Exploit opportunities in evolving markets*	Point of view driven strategy Financial trading / market intelligence Innovator in trading product development Experienced generation operators

Not Doing It All Internally

Partners Providing Unique Expertise

SAIC
An Employee-Owned Company

KOCH INDUSTRIES INC

GE Power Systems

FRAMATOME ANP

Shaw The Shaw Group Inc.™

CUSHMAN & WAKEFIELD.

TradeSpark℠

(Not) Ignoring the Customer

Investment*
$ per customer


$237
$139
Entergy
SPELEC

40% Outage Frequency Improvement '98 - '01

Average Call Center Speed*
seconds to answer


13
32
Entergy
SPELEC

79% Less Regulatory Outage Complaints '98 - '01

** Data represented is for the year 2000*

Example: California Utilities

Californian Deregulation Model


Step 1
California Utilities
Utilities Agreed to Divest Generation
IPPs
Step 2
Retail Rates are Frozen
Step 3
ISO Buys Power at Market Clearing Price
Customers
Step 4
Utilities Forced to Buy Power at Market Prices, Significantly Above Retail Rates
California PX and ISO
Price ↑↑↑

Unrecovered Power Costs at SCE

$ billions


0.6
0.5
0.9
0.4
0.3
0.6
1.3
4.5
6/00
7/00
8/00
9/00
10/00
11/00
12/00
Total

Not California Utilities

What Went Wrong?

- Warehousing huge 'short' position
- Poor risk management
- Bad investments
- Do it all alone
  - Trading
  - Development
  - Construction
  - Origination

Not California

Louisiana

LPSC has deferred pursuing retail open access, pending developments at the federal level and in other states.

New Or

City ... not ... en ... acti ... retail open acc

Mississippi

MPSC has recommended not pursuing open access at this time.

Texas

Delayed retail open acces ... ti ... a ... e ... t Sept. 15, 2002.

Arkans

APS ... mmended a delay in competition unti at east 2010.

Not

Not Yet

Not Polluting the Environment



Early Deaths From Emissions

A new study estimates that particulate matter caused by emissions of sulfur dioxide and nitrogen oxides from power plants owned by eight utilities will lead to almost 6,000 premature deaths in 2007

S.D.
MINN.
WIS.
MICH.
N.Y.
MASS.
R.I.
CONN.
N.J.
DEL.
IOWA
NEB.
IND.
OHIO
PA.
MD.
KAN.
MO.
VA.
N.C.
OKLA.
ARK.
TENN.
S.C.
MISS.
ALA.
GA.
TEX.
LA.
FLA.
8 Utilities

COMPANY	NUMBER OF PLANTS	PREMATURE DEATHS DUE TO COMPANY'S EMISSIONS IN 2007
American Electric Power	21	1,400
Southern Company	16	1,200
T.V.A.	[illegible]	760
Cinergy	[illegible]	730
First Energy	[illegible]	610
Duke	[illegible]	550
Dynegy	[illegible]	450
Sigeco	3	50



The New York Times

45,000 per year in US from all air sources



Study Sees 6,000 Deaths From Power Plants

By KATHARINE Q. SEELYE

WASHINGTON, April 17 — A study prepared by a private contractor estimates that pollution from more than 80 power plants owned by eight electric utilities will cause nearly 6,000 premature deaths in the

The pollution drifts across the country with prevailing winds but falls relatively near home. Thus, plants in Ohio, Kentucky and Georgia, which have traditionally been blamed for acid rain and other pollutants in the Northeast, are also hurting residents

tration wants to eliminate some programs and replace them with a strategy called Clear Skies, which, officials say, will reduce pollutants more than the current programs. Environmentalists strongly dispute this.

The eight companies in the study were: American Electric Power



NO_X
(lb/MWh)
6
4
2
0
Electric Avg.
AEP
SO
ETR



SO_X
(lb/MWh)
15
10
5
0
Electric Avg.
AEP
SO
ETR



Mercury
(lb/TWh)
50
0
Electric Avg.
AEP
SO
ETR

Source: EPA, DOE, NRDC, CERES, and PSEG

Not Locked into One Strategy

Process for Managing Industry Change


Legislative/Regulatory
Infrastructure
Supply
Demand
Fuel Prices
Competitive Behavior
Climate/Weather Data
Rigorous Analysis
Current Point of View
Business Strategy
Create Options
Portfolio Management
Driven by:
Markets
Skills
Scale
Scope
Positions (assets, sinks, storage, etc.)
Long Positions
Structured Contracts
Asset Development / Acquisitions
Asset Disposition
Structured Contracts
Short Positions
Strict VAR Limits
Active Risk Management

Not Locked into One POV

EPS Projection—Then
mid 1998



$2.40
$2.75
Parent
UK Projects
Trading
Nuclear
Utility
$1.92
1998
Sources of Growth
2002

EPS Projection —Now
May 2002



$3.50*
Parent
Energy Commodity Services
Nuclear
Utility
$1.92
1998
Sources of Growth
2002

* Midpoint of guidance

(Not) Failing to Deliver Now or Mortgaging the Future

Competitor Matrix



ETR
16%
Actual Growth Rate
Since New Strategy
DUK
D
TXU
AYE
Earnings
Growth
PPL
CEG
AEP
FE
FPL
SO
ED
IPP Growth Rates
Collapse in 2002*
AES
0%
0%
Changes in Adjusted Leverage Since 1998**
+20%
MIR

Source: Bloomberg

**2002 growth rate based on FirstCall consensus estimate*

*** Leverage is adjusted by deleting equity issuances since 1998 from total capital. Mirant is since its IPO.*

Not Perfect

Topic	*Our Goal*	*Status Today*
Safety	Zero employees accidents	Employee accidents are down 64% since 1998. Contractor accidents remain high.
Development (Damhead Creek and Others)	Site, permit, construct, and operate projects at positive NPV	Missed potential sale/hedging opportunities; write down
Nuclear	Acquire nuclear assets at positive NPV and improve operations	Efficiently operate a fleet of 5 nuclear plants in Northeast. Missed opportunity to buy certain assets at attractive prices.
Turbines / Equipment	Place all turbines in value added projects	Successfully placed 17 turbines in projects. Canceled 15 unallocated turbines, resulting in a $140 million charge.
Merger	Create one of the nation's largest electric utilities; capitalize on scale and scope	Merger terminated; no break-up fees paid but incurred time and expense.

Not Going to Let You Down

Entergy Stock Performance

Since New Management



50
40
30
20
10
0
M-98
N-98
M-99
N-99
M-00
N-00
M-01
N-01
M-02
All-time high stock price
16 Quarters of exceeding earnings expectations
Credit rating increase
Disclosure award

Source: Bloomberg through May 31, 2002

Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth


EK Trading

Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth


EK Trading

Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



~~Not~~ Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets

Utility
- Regulatory Initiatives
- Generation Investment
- Economic Development

Nuclear
- World class operator
- Scale economies

EK Trading
- Superior analytics
- Grid of alliances
- Point of view

Pipeline
- Operational expertise
- Advantaged location

Assets
- Distressed buyer
- 2nd owner advantage

Financial Outlook
- Flexibility
- Balance Sheet
- Growth



Not Out of Bullets


1998
1999
2000
2001
2002
2003



Entergy 2002 Analyst Meeting

J. Wayne Leonard

Chief Executive Officer

June 14, 2002


What --
me worry?